                                     [LOGO]
                               ------------------
                                       THE
                                 COLONIAL FUND
                               ------------------
                                  ANNUAL REPORT
                                OCTOBER 31, 1996
                               ------------------

                               [graphic omitted]




  NOT FDIC-           MAY LOSE VALUE
  INSURED             NO BANK GUARANTEE

                          THE COLONIAL FUND HIGHLIGHTS
                       NOVEMBER 1, 1995 - OCTOBER 31, 1996

INVESTMENT OBJECTIVE: The Colonial Fund seeks primarily income and capital growth and, secondarily, capital preservation.

THE FUND IS DESIGNED TO OFFER:
  X  Long-term returns
  X  Protection in down markets
  X  Quarterly dividend income

PORTFOLIO MANAGER COMMENTARY: "The Colonial Fund remained true to its mission to provide shareholders with competitive equity market returns and below average market risk. We are excited about the recent changes to the Fund's strategy. These changes expand the definition of value investing, which should allow shareholders to benefit from better diversification and increased investment
flexibility."                                                      -- Dan Rie

                         THE COLONIAL FUND PERFORMANCE*

                                                    CLASS A           CLASS B

Inception dates                                       --                5/5/92

12-month distributions declared per share            $0.798            $0.729

12-month total returns, assuming                     16.11%            15.27%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)

Net asset values per share at 10/31/96               $9.49             $9.48


* Fund adopted current investment policies 9/16/96.

TOP FIVE EQUITY HOLDINGS**               TOP FIVE SECTORS**+
(as of 10/31/96)                         (as of 10/31/96)
 .....................................    .....................................

1. Oracle Corp.                 2.7%     1. Financials                  19.1%
2. Cigna Corp.                  2.5%     2. Utilities                   10.0%
3. Phillips Petroleum Co.       2.5%     3. Health Care                  8.8%
4. Textron, Inc.                2.4%     4. Technologies                 7.7%
5. Johnson & Johnson Co.        2.3%     5. Capital Goods                7.3%

** Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

+ Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended October 31, 1996. This report gives us the opportunity to share our analysis of your fund and the investment environment over the past 12 months.

The Federal Reserve Board lowered short-term interest rates in December 1995 and again in January 1996. Furthermore, in the bond market, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. However, we believe that the bond market volatility should be somewhat reduced in the months ahead.

In the U.S. stock market, generally favorable conditions prevailed throughout most of the period with both large and small company stocks posting strong returns until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records.

Internationally, we are still seeing declining interest rates in most markets. Japan's recovery is modest and interest rates are being held low. China is reducing rates, now that inflation has declined into single digits. In Europe, short-term interest rates are much lower than long-term ones, creating a steep yield curve. We expect this situation to continue until we see an increase in economic activity.

Our expectations include moderate economic growth continuing into the first half of 1997. If our current projections hold, we may see the economy picking up again in the second half of 1997.

In the following pages, you'll find detailed information on your Fund's performance as well as an in-depth discussion with the portfolio manager. As always, we appreciate the opportunity to help you meet your investment goals.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
December 10, 1996

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

DANIEL RIE is lead portfolio manager of The Colonial Fund and is Senior Vice President of Colonial Management Associates, Inc. Dr. Rie also directs Colonial's equity investment team. GORDON JOHNSON and MICHAEL REGA are associate portfolio managers of the Fund and are Vice Presidents of Colonial Management Associates, Inc.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT FOR STOCKS DURING THE PERIOD?

A. The 12-month period generally was favorable for equity investments, with both large company and small company stocks posting strong returns until July, when a correction took place. The stock markets rebounded in August and the Dow Jones Industrial Average topped the 6000 mark for the first time in October. The market, however, has continued to favor growth stocks rather than the value-oriented stocks of mid-sized companies in which the Fund invests.

Q. HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

A. The Fund underperformed the Standard & Poor's Midcap 400 Index, an unmanaged index that primarily tracks the performance of middle capitalization stocks. The total return for Class A shares, based on net asset value, was 16.11% while the S&P Midcap 400 Index posted a total return of 17.35%. This underperformance is due in part to the market dominance of growth-oriented stocks rather than that of the value-oriented stocks in which the Fund invests. Furthermore, in order to reduce overall volatility, the Fund is partially invested in domestic fixed income securities and in international equity securities, neither of which are tracked by the Index, and both of which underperformed the Index during the period.

Q. HAVE THERE BEEN ANY CHANGES IN YOUR INVESTMENT STRATEGY?

A. We recently changed the Fund's investment strategy to expand the definition of value investing in order to provide the Fund with better diversification and more flexibility to hold stocks which we believe have above average earnings potential. Under our "new value" investment approach, stocks that meet any of the following criteria may be purchased: traditional value companies with favorable valuation of current business, or defensive companies whose activities are concentrated in areas expected to provide relative stability in turbulent markets, or growth companies with favorable valuation of anticipated business and growth prospects. Under this new definition of "value," the Fund will have access to all segments of the economy and will no longer be limited to the narrow universe of stocks defined by low P/Es and high yields.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE FUND?

A. While growth stocks have dominated the stock market for the past several years, we are confident that value stocks will regain favor. The Fund should be well positioned to capitalize on that shift when it occurs. We are also anticipating that international stock markets will start to catch up to the U.S. stock market. We plan to increase our position in foreign stocks in order to capture that performance. As always, the Fund will be managed to reduce risk and to provide protection in down markets.

                  THE COLONIAL FUND INVESTMENT PERFORMANCE VS.
                       STANDARD & POOR'S MIDCAP 400 INDEX
               Change in Value of $10,000 from 10/31/86 - 10/31/96
                     Based on NAV and MOP for Class A Shares

[graphic omitted: mountain chart plot points follow:]

DATE              NAV                      MOP           S&P 400
-----------------------------------------------------------------
Oct 31, 86             10000                9425            10000
Dec 31, 86          9977.262            9403.569             9820
Mar 31, 87          11314.06             10663.5            11873
Jun 30, 87          11336.43            10684.59            11773
Sep 30, 87          11809.24             11130.2            12300
Dec 31, 87          9870.792            9303.222             9619
Mar 31, 88          10989.25            10357.37            10872
Jun 30, 88          11525.54            10862.82            11471
Sep 30, 88          11686.63            11014.64            11319
Dec 31, 88           12018.4            11327.24            11627
Mar 31, 89          12785.64            12050.47            12737
Jun 30, 89          13498.62            12722.45            14011
Sep 30, 89          14504.83             13670.8            15541
Dec 31, 89          14422.38             13593.1            15759
Mar 31, 90          14153.31            13339.49            15268
Jun 30, 90          14396.98            13569.15            16173
Sep 30, 90           12671.7            11943.08            13299
Dec 31, 90          13340.43            12573.36            14953
Mar 31, 91          15072.78             14206.1            18385
Jun 30, 91          15329.38            14447.94            18250
Sep 30, 91          16227.39            15294.31            19988
Dec 31, 91           16826.2            15858.69            22444
Mar 31, 92          17309.14            16313.86            22330
Jun 30, 92          17646.27            16631.61            21636
Sep 30, 92          17865.58            16838.31            22478
Dec 31, 92          19006.68            17913.79            25117
Mar 31, 93          20446.79             19271.1            25941
Jun 30, 93          20539.88            19358.84            26545
Sep 30, 93          21441.38            20208.51            27880
Dec 31, 93          21754.77            20503.87            28623
Mar 31, 94          21226.98            20006.43            27535
Jun 30, 94          20923.88            19720.76            26531
Sep 30, 94          21524.32            20286.67            28328
Dec 31, 94          21297.35            20072.76            27597
Mar 31, 95          22957.41            21637.36            29829
Jun 30, 95          25033.25            23593.84            32460
Sep 30, 95          26724.83            25188.16            35628
Dec 31, 95          27389.38            25814.49            36137
Mar 31, 96           28610.4            26965.31            38362
Jun 30, 96          29428.02            27735.91            39467
Sep 30, 96          30040.46            28313.13            40616
Oct 31, 96          30687.19            28922.67            40734

A $10,000 investment in Class B shares made on May 5, 1992 (inception), at net asset value (NAV) would have been valued at $16,571 on October 31, 1996. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $16,371 by October 31, 1996. The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                     As of 9/30/96 (Most Recent Quarter End)

-------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
                                                          Inception 5/5/92
                          NAV            MOP            NAV            w/CDSC
-------------------------------------------------------------------------------
1 YEAR                  12.41%          5.94%         11.70%          6.70%
-------------------------------------------------------------------------------
5 YEARS                 13.11%         11.78%           --            --
-------------------------------------------------------------------------------
10 YEARS                12.06%         11.40%           --            --
-------------------------------------------------------------------------------
SINCE INCEPTION          --            --            11.62%          11.30%
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 5.75%. The CDSC returns reflect charges of: one year, 5%; since inception, 2%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                        OCTOBER 31, 1996 (IN THOUSANDS)

COMMON STOCKS - 87.0%                           COUNTRY        SHARES          VALUE
--------------------------------------------------------------------------------------
CONSTRUCTION - 0.8%
BUILDING CONSTRUCTION - 0.7%
  GTM Entrepose SA                                        Fr            8  $       378
  Koninklijke Volker Stevin NV                            Ne           74        6,797
  Lennar Corp.                                                         53        1,179
                                                                           -----------
                                                                                 8,354
                                                                           -----------

  HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION - 0.1%
  Cubiertas y Mzov SA                                     Sp           20        1,428
                                                                           -----------

 ......................................................................................
FINANCE, INSURANCE & REAL ESTATE - 19.3%
  DEPOSITORY INSTITUTIONS - 4.7%
  Amsouth Bancorporation                                               13          594
  Astoria Financial Corp.                                              85        3,014
  Banco de Santander SA                                   Sp           18          923
  Bank of Boston Corp.                                                 50        3,200
  Bank of Montreal                                        Ca          398       12,065
  Banque Nationale de Belgique                            Be            1        1,664
  Canadian Imperial Bank of Commerce                      Ca          273       11,378
  First Empire State Corp.                                              4        1,027
  First Financial Corp.                                                30          806
  Greenpoint Financial Corp.                                           57        2,669
  H.F. Ahmanson & Co.                                                 105        3,297
  J.P. Morgan & Co., Inc.                                              18        1,555
  National Australia Bank Ltd.                            Au        1,000       10,967
  Nations Bank Corp.                                                   19        1,753
  Standard Federal Bancorporation                                      21        1,145
  Synovus Financial Corp.                                              13          400
  Toronto Dominion Bank                                   Ca           50        1,172
                                                                           -----------
                                                                                57,629
                                                                           -----------

  HOLDING COMPANIES - 1.0%
  Fortis Amev NV                                          Ne          247        7,348
  Sofina SA                                               Be            8        4,642
                                                                           -----------
                                                                                11,990
                                                                           -----------

  INSURANCE AGENTS & BROKERS - 0.1%
  Acordia, Inc.                                                        30          855
                                                                           -----------

  INSURANCE CARRIERS - 9.2%
  Allstate Corp.                                                      261       14,640
  American Bankers Insurance Group, Inc.                              169        8,112
  CNA Financial Corp. (a)                                              41        3,994
  Cigna Corp.                                                         235       30,641
  Conseco, Inc.                                                        34        1,824
  Horace Mann Educators Corp.                                          10          343
  Lincoln National Corp.                                              117        5,679
  Loews Corp.                                                         190       15,657
  Old Republic International Corp.                                    195        4,830
  Orion Capital Corp.                                                  14          782
  Providian Corp.                                                      82        3,831
  Reinsurance Group of America                                          2           68
  Reliaster Financial Corp.                                            57        3,026
  Safeco Corp.                                                        217        8,192
  Sunamerica, Inc.                                                    117        4,403
  US Life Corp.                                                       157        4,916
  Vesta Insurance Group, Inc.                                          61        1,573
                                                                           -----------
                                                                               112,511
                                                                           -----------

  NONDEPOSITORY CREDIT INSTITUTIONS - 0.9%
  Green Tree Financial Corp.                                          288       11,428
                                                                           -----------

  REAL ESTATE - 0.3%
  New World Development Co., Ltd.                             HK      500        2,910
  Societe Francaise d'Investissements
   Immobiliers et de Gestion                                  Fr        4          332
  Stewart Enterprises, Inc.                                            23          791
                                                                           -----------
                                                                                 4,033
                                                                           -----------

  REAL ESTATE INVESTMENT TRUSTS - 0.0%
  Manufactured Home Communities, Inc.                                  31          595
                                                                           -----------

  SECURITY BROKERS & DEALERS - 3.1%
  A.G. Edwards, Inc.                                                  432       12,907
  Alex Brown, Inc.                                                    231       13,104
  Bear Stearns Co., Inc.                                               85        2,013
  John Nuveen & Co., Inc.                                              16          455
  Merrill Lynch & Co., Inc.                                            93        6,505
  Paine Webber Group, Inc.                                             79        1,861
  Quick & Reilly Group, Inc.                                           45        1,187
                                                                           -----------
                                                                                38,032
                                                                           -----------

 ......................................................................................
MANUFACTURING - 39.7%
  CHEMICALS & ALLIED PRODUCTS - 6.3%
  Akzo Nobel NV ADR                                           Ne       63        4,001
  American Home Products Corp.                                        120        7,350
  Bristol-Myers Squibb Co.                                             14        1,428
  Cabot Corp.                                                          10          241
  Dexter Corp.                                                         21          636
  Dow Chemical Co.                                                    106        8,226
  Dura Pharmaceuticals, Inc. (a)                                       20          690
  Goodrich (B.F.) Co.                                                  50        2,131
  Johnson & Johnson               `                                   579       28,496
  Norsk Hydro A.S                                             Ne       30        1,358
  Pfizer, Inc.                                                        132       10,940
  Rhone-Poulenc Rorer, Inc.                                           168       11,297
  Wellman, Inc.                                                        52          925
                                                                           -----------
                                                                                77,719
                                                                           -----------

  ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
  CTS Corp.                                                            31        1,302
  Helen of Troy Ltd. (a)                                               33          602
                                                                           -----------
                                                                                 1,904
                                                                           -----------

  FABRICATED METAL - 0.3%
  Harsco Corp.                                                         55        3,520
                                                                           -----------

  FOOD & KINDRED PRODUCTS - 4.8%
  Archer Daniels Midland Co.                                        1,185       25,772
  Bongrain SA                                                 Fr      (b)          162
  CPC International, Inc.                                              16        1,246
  Flowers Industries, Inc.                                             21          493
  Golden Enterprises, Inc.                                              5           39
  H.J. Heinz Co.                                                       35        1,225
  IBP, Inc.                                                           826       20,650
  Korn-OG Foderstof Kompagniet AS (a)                         De       45        1,854
  Seagram Co., Ltd.                                                   204        7,726
                                                                           -----------
                                                                                59,167
                                                                           -----------

  FURNITURE & FIXTURES - 0.0%
  Herman Miller, Inc.                                                  10          423
                                                                           -----------

  MACHINERY & COMPUTER EQUIPMENT - 2.8%
  Bucher Holding                                              Sz        6        4,541
  Case Corp.                                                          113        5,273
  Diebold, Inc.                                                        15          863
  Gateway 2000, Inc. (a)                                               28        1,299
  Hewlett-Packard Co.                                                  68        3,009
  Kaydon Corp.                                                         28        1,121
  Sun Microsystems, Inc. (a)                                          266       16,226
  Timken Co.                                                           36        1,624
                                                                           -----------
                                                                                33,956
                                                                           -----------

  MEASURING & ANALYZING INSTRUMENTS - 3.5%
  Baxter International, Inc.                                          312       12,983
  Litton Industries, Inc. (a)                                          40        1,786
  Medtronic, Inc.                                                     347       22,332
  Raytheon Co.                                                         20          985
  Tektronix, Inc.                                                     120        4,675
                                                                           -----------
                                                                                42,761
                                                                           -----------

  MISCELLANEOUS MANUFACTURING - 1.3%
  Callaway Golf Co.                                                   536       16,412
                                                                           -----------

  PAPER PRODUCTS - 0.1%
  Potlatch Corp.                                                       21          898
  Schweitzer-Mauduit International, Inc.                                2           72
                                                                           -----------
                                                                                   970
                                                                           -----------

  PETROLEUM REFINING - 6.3%
  Amoco Corp.                                                          88        6,681
  Ashland Oil, Inc.                                                    71        3,030
  British Petroleum Co., PLC ADR                              UK       13        1,676
  Elcor Corp.                                                          59        1,142
  Exxon Corp.                                                         187       16,573
  Kerr-McGee Corp.                                                     38        2,397
  Mobil Corp.                                                          54        6,270
  Phillips Petroleum Co.                                              733       30,057
  Unocal Corp.                                                        257        9,394
                                                                           -----------
                                                                                77,220
                                                                           -----------

  PRIMARY METAL - 0.6%
  AK Steel Holdings Corp.                                              43        1,530
  Asarco, Inc.                                                        153        4,011
  Carpenter Technology Corp.                                           36        1,178
  Texas Industries, Inc.                                                2          113
                                                                           -----------
                                                                                 6,832
                                                                           -----------

  PRIMARY SMELTING - 1.8%
  National Power PLC ADR                                      UK        6          163
  Phelps Dodge Corp.                                                  341       21,421
                                                                           -----------
                                                                                21,584
                                                                           -----------

  PRINTING & PUBLISHING - 0.3%
  CSS Industries, Inc. (a)                                             25          587
  New York Times Co., Class A                                          20          723
  Standard Register Co.                                                74        1,916
                                                                           -----------
                                                                                 3,226
                                                                           -----------
  RUBBER & PLASTIC - 1.6%
  Goodyear Tire & Rubber Co.                                          363       16,644
  Nike, Inc., Class B                                                   6          341
  Wynn's International, Inc.                                          105        2,979
                                                                           -----------
                                                                                19,964
                                                                           -----------

  TEXTILE MILL PRODUCTS - 0.1%
  Springs Industries, Inc.                                             24        1,065
                                                                           -----------

  TOBACCO PRODUCTS - 2.1%
  American Brands, Inc.                                               553       26,415
                                                                           -----------

  TRANSPORTATION EQUIPMENT - 7.6%
  Arvin Industries Inc.                                                33          762
  Europeene De Propulsion                                     Fr        2          221
  General Dynamics Corp.                                              170       11,694
  Harley-Davidson, Inc.                                                80        3,610
  McDonnell Douglas Corp.                                             425       23,152
  Peugeot SA                                                  Fr       20        2,080
  Polaris Industries, Inc.                                              2           37
  TRW, Inc.                                                           160       14,489
  Textron, Inc.                                                       335       29,740
  Thiokol Corp.                                                       150        6,298
  Toyota Motor Corp. ADR                                      Ja       27        1,282
                                                                           -----------
                                                                                93,365
                                                                           -----------

 ......................................................................................
MINING & ENERGY - 0.1%
  METAL MINING
  Cleveland-Cliffs, Inc.                                               27        1,099
  Cyprus Amax Minerals Co.                                              3           68
                                                                           -----------
                                                                                 1,167
                                                                           -----------

 ......................................................................................
RETAIL TRADE - 3.7%
  APPAREL & ACCESSORY STORES - 0.0%
  DEB Shops, Inc.                                                      25          114
                                                                           -----------

  GENERAL MERCHANDISE STORES - 3.4%
  Dillard Department Stores, Inc.                                     301        9,566
  Meyer (Fred), Inc. (a)                                               54        1,882
  Sears, Roebuck & Co.                                                331       15,993
  Shopko Stores, Inc.                                                  45          729
  Waban, Inc. (a)                                                     494       12,906
                                                                           -----------
                                                                                41,076
                                                                           -----------

  HOME FURNISHINGS & EQUIPMENT - 0.3%
  CompUSA, Inc. (a)                                                    83        3,848
                                                                           -----------

 ......................................................................................
SERVICES - 7.3%
  AMUSEMENT & RECREATION - 0.1%
  Grand Casinos, Inc. (a)                                              87        1,296
                                                                           -----------

  BUSINESS SERVICES - 5.1%
  Cognos, Inc. (a)                                                     51        1,609
  Computer Associates International, Inc.                             309       18,267
  Interpublic Group of Cos., Inc.                                      30        1,460
  McAfee Associates, Inc. (a)                                          30        1,365
  Omnicom Group, Inc.                                                 125        6,239
  Oracle Systems Corp. (a)                                            782       33,092
                                                                           -----------
                                                                                62,032
                                                                           -----------

  ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.6%
  Corrections Corp. of America (a)                                    156        4,048
  International-Muller NV                                     Ne      146        3,502
                                                                           -----------
                                                                                 7,550
                                                                           -----------

  HEALTH SERVICES - 0.6%
  Allegiance Corporation                                               88        1,648
  Lincare Holdings, Inc. (a)                                           38        1,421
  Sun Healthcare Group, Inc. (a)                                      304        3,871
  Universal Health Services, Inc., Class B (a)                          36          898
                                                                           -----------
                                                                                 7,838
                                                                           -----------

  HOTELS, CAMPS & LODGING - 0.0%
  Harbour Centre Development                                  HK      416          565
                                                                           -----------

  MOTION PICTURES - 0.2%
  King World Productions, Inc. (a)                                     68        2,462
                                                                           -----------

  PERSONAL SERVICES - 0.7%
  Service Corporation International                                   297        8,476
                                                                           -----------

 ......................................................................................
TRANPORTATON, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 14.4%
  AIR TRANSPORTATION - 0.5%
  British Airways PLC ADR                                     UK        7          605
  Federal Express Corp. (a)                                            75        6,021
                                                                           -----------
                                                                                 6,626
                                                                           -----------

  ELECTRIC, GAS & SANITARY SERVICES - 1.7%
  Enova Corp.                                                          49        1,096
  Gas y Electricidad SA                                       Sp      224       12,273
  Illinova Corp.                                                      222        6,060
  Teco Energy, Inc.                                                    36          891
                                                                           -----------
                                                                                20,320
                                                                           -----------

  ELECTRIC SERVICES - 5.9%
  Allegheny Power System, Inc.                                         64        1,912
  Carolina Power & Light Co.                                          189        6,824
  DQE, Inc.                                                            79        2,260
  Florida Progress Corp.                                              110        3,655
  Houston Industries, Inc.                                            245        5,593
  NIPSCO Industries, Inc.                                              89        3,371
  New England Electric System                                         126        4,239
  New York State Electric & Gas Corp.                                 180        3,757
  Northern States Power Co.                                            60        2,829
  Portland General Corp.                                              123        5,372
  Texas Utilities Co.                                                 472       19,096
  Unicom Corp.                                                        455       11,838
  Union Electrica Fenosa SA                                   Sp      177        1,147
  Western Resources, Inc.                                              31          927
                                                                           -----------
                                                                               72,820
                                                                           -----------

  GAS SERVICES - 0.9%
  Consolidated Natural Gas Co.                                        193       10,253
  Laclede Gas Co.                                                      47        1,087
                                                                           -----------
                                                                                11,340
                                                                           -----------

  RAILROAD - 3.2%
  CSX Corp.                                                           136        5,865
  Conrail, Inc.                                                       297       28,261
  Norfolk Southern Corp.                                               53        4,715
                                                                           -----------
                                                                                38,841
                                                                           -----------

  SANITARY SERVICES - 1.5%
  Severn Trent Water PLC                                      UK      403        4,035
  United Utilities PLC                                        UK    1,096       10,143
  Yorkshire Water PLC                                         UK      412        4,145
                                                                           -----------
                                                                                18,323
                                                                           -----------

  TRANSPORTATION SERVICES - 0.1%
  Cross Harbour Tunnel Co.                                    HK      307          667
                                                                           -----------

  WATER TRANSPORTATION - 0.6%
  APL Ltd.                                                            205        4,516
  Overseas Shipholding Group, Inc.                                     31          529
  Tidewater, Inc.                                                      48        2,109
                                                                           -----------
                                                                                 7,154
                                                                           -----------

 ......................................................................................
WHOLESALE TRADE - 1.7%
  DURABLE GOODS - 1.2%
  Beers NV                                                    Ne      213        8,687
  Marshall Industries (a)                                              32          973
  Pioneer Standard Electronics, Inc.                                  480        5,037
                                                                           -----------
                                                                                14,697
                                                                           -----------

  NONDURABLE GOODS - 0.5%
  Bergen Brunswig Corp., Class A                                       91        2,861
  International Multifoods Corp.                                       33          508
  Nash-Finch Co.                                                       60          967
  Richfood Holdings, Inc.                                              66        1,592
                                                                           -----------
                                                                                 5,928
                                                                           -----------

  TOTAL COMMON  STOCKS (cost of $822,837)                                    1,066,498
                                                                           -----------


                                              MATURITIES
BONDS & NOTES - 7.5%              COUPON      FROM/TO          PAR
-------------------------------------------------------------------------------
  U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.5%
  Government Agencies - 4.6%
  Federal National Mortgage Association,
                                  6.500%    2007-2009   $   57,614       56,718
                                                                    -----------

  GOVERNMENT OBLIGATIONS - 2.9%
  U.S. Treasury Note,             7.875%      4/15/98       35,085       36,154
                                                                    -----------

  TOTAL U.S. GOVERNMENT & AGENCY
    OBLIGATONS (cost of $94,461)                                         92,872
                                                                    -----------

CORPORATE ADJUSTABLE RATE BONDS & NOTES - 0.1%
-------------------------------------------------------------------------------
  TRANSPORTATION, COMMUNICATION, ELECTRIC
  GAS & SANITARY SERVICES - 0.1%
  PIPELINES
  SFP Pipeline Holdings (c)
  (cost of $720)                 11.163%     08/15/10          600          732
                                                                    -----------

  TOTAL BONDS & NOTES (cost of $95,181)                                  93,604
                                                                    -----------

  TOTAL INVESTMENTS - 94.6% (cost of $918,018)(d)                     1,160,102
                                                                    -----------

SHORT-TERM OBLIGATIONS - 4.9%                                PAR          VALUE
-------------------------------------------------------------------------------
  Repurchase agreement with Lehman Brothers, Inc.,
  dated 10/31/96, due 11/01/96 at 5.530%, collateralized
  by U.S. Treasury bonds and notes with various
  maturities to 2023, market value $61,219,
  (repurchase proceeds $60,038)                       $   60,029    $    60,029
                                                                    -----------
OTHER ASSETS & LIABILITIES, NET - 0.5%                                    6,301

NET ASSETS - 100.0%                                                 $ 1,226,432
                                                                    ===========


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Interest rates change quarterly. The rate listed is as of October 31, 1996.
(d) Cost for federal income tax purposes is $919,328.

Summary of Securities by Country     Country           Value   % of Total
--------------------------------------------------------------------------------
United States                                      1,034,991      89.2
Netherlands                          Ne               31,693       2.7
Canada                               Ca               24,615       2.1
United Kingdom                       UK               20,767       1.8
Spain                                Sp               15,771       1.4
Australia                            Au               10,967       0.9
Belgium                              Be                6,306       0.5
Switzerland                          Sz                4,541       0.4
Hong Kong                            HK                4,142       0.4
France                               Fr                3,173       0.3
Denmark                              De                1,854       0.2
Japan                                Ja                1,282       0.1
                                                  ----------     -----
                                                  $1,160,102     100.0
                                                  ==========     =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges



Acronym                         Name
-------                         ----
  ADR                American Depository Receipt


See notes to financial statements.

                   STATEMENT OF ASSETS & LIABILITIES
                           OCTOBER 31, 1996
(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $918,018)                           $ 1,160,102
Short-term obligations                                              60,029
                                                               -----------
                                                                 1,220,131
Cash held in foreign banks (cost $7)              $      7
Receivable for:
  Investments sold                                   6,473
  Dividends                                          1,489
  Fund shares sold                                   1,138
  Interest                                             464
  Foreign tax reclaims                                 192
  Other                                                 39           9,802
                                                  --------     -----------
    Total Assets                                                 1,229,933

LIABILITIES
Payable for:
  Investments purchased                              1,973
  Fund shares repurchased                            1,414
Accrued:
  Deferred Trustees fees                                 6
  Other                                                108
                                                  --------
    Total Liabilities                                                3,501
                                                               -----------

NET ASSETS                                                     $ 1,226,432
                                                               ===========

Net asset value & redemption price per share -
Class A ($759,409/80,016)                                            $9.49
                                                               ===========
Maximum offering price per share - Class A
($9.49/0.9425)                                                      $10.07(a)
                                                               ===========
Net asset value & offering price per share -
Class B ($453,468/47,858)                                            $9.48(b)
                                                               ===========
Net asset value, offering and redemption price
per share - Class Z ($13,555/1,427)                                  $9.50
                                                               ===========
COMPOSITION OF NET ASSETS
Capital paid in                                                $   909,604
Undistributed net investment income                                  1,641
Accumulated net realized gain                                       73,123
Net unrealized appreciation (depreciation) on:
  Investments                                                      242,084
  Foreign currency transactions                                        (20)
                                                               -----------
                                                               $ 1,226,432
                                                               ===========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                        STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED OCTOBER 31, 1996
(in thousands)
INVESTMENT INCOME
Dividends                                                      $    23,753
Interest                                                            10,073
                                                               -----------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $698)                                              33,826

EXPENSES
Management fee                                   $   6,256
Transfer agent                                       3,330
Service fee - Class A & B                            2,678
Distribution fee - Class B                           3,075
Bookkeeping fee                                        394
Custodian fee                                          118
Trustees fee                                            70
Registration fee                                        66
Audit fee                                               42
Reports to shareholders                                 32
Legal fee                                               10
Other                                                   85          16,156
                                                  --------     -----------
       Net Investment Income                                        17,670
                                                               -----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                         72,998
Foreign currency transactions                          (22)
                                                  --------
    Net Realized Gain                                               72,976
Net unrealized appreciation (depreciation) during
the period on:
Investments                                         74,414
Foreign currency transactions                           (3)
                                                  --------
    Net Unrealized Appreciation                                     74,411
                                                               -----------
       Net Gain                                                    147,387
                                                               -----------
Net Increase in Net Assets from Operations                     $   165,057
                                                               ===========


See notes to financial statements.

                    STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                   Year ended October 31
                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS                 1996            1995
Operations:
Net investment income                           $   17,670     $    19,847
Net realized gain                                   72,976          73,801
Net unrealized appreciation                         74,411          85,099
                                                ----------     -----------
    Net Increase from Operations                   165,057         178,747
Distributions:
From net investment income - Class A               (12,646)        (15,424)
From net realized gains - Class A                  (47,071)        (34,321)
From net investment income - Class B                (4,191)         (5,439)
From net realized gains - Class B                  (25,891)        (16,631)
From net investment income - Class Z                  (232)            (15)
From net realized gains - Class Z                     (684)            --
                                                ----------     -----------
                                                    74,342         106,917
                                                ----------     -----------
Fund Share Transactions (a):
Receipts for shares sold - Class A                 108,502          73,553
Receipts for shares issued in the
  acquisition of Liberty Financial
  Growth and Income Fund                                --          36,806
Value of distributions reinvested - Class A         53,915          44,428
Cost of shares repurchased - Class A              (117,196)       (114,120)
                                                ----------     -----------
                                                    45,221          40,667
                                                ----------     -----------
Receipts for shares sold - Class B                 104,995          76,326
Value of distributions reinvested - Class B         28,337          20,808
Cost of shares repurchased - Class B               (60,702)        (42,629)
                                                ----------     -----------
                                                    72,630          54,505
                                                ----------     -----------
Receipts for shares sold - Class Z                   9,783           3,600
Value of distributions reinvested - Class Z            916              15
Cost of shares repurchased - Class Z                (1,561)             --
                                                ----------     -----------
                                                     9,138           3,615
                                                ----------     -----------
Net Increase from Fund Share
  Transactions                                     126,989          98,787
                                                ----------     -----------
        Total Increase                             201,331         205,704
NET ASSETS
Beginning of period                              1,025,101         819,397
                                                ----------     -----------
End of period (including undistributed net
  investment income of $1,641 and $136,
  respectively)                                 $1,226,432     $ 1,025,101
                                                ==========     ===========

(a) Class Z shares were initially offered on July 31, 1995.

Statement of Changes in Net Assets continued on following page.


See notes to financial statements.

                STATEMENT OF CHANGES IN NET ASSETS - CONT.

(IN THOUSANDS)                                   YEAR ENDED OCTOBER 31
                                              -----------------------------
NUMBER OF FUND SHARES (a)                         1996            1995

Sold - Class A                                      12,023           8,868
Issued in acquisition of Liberty Financial
  Growth and Income Fund                                --           4,730
Issued for distributions reinvested - Class A        6,267           5,968
Repurchased - Class A                              (12,967)        (13,808)
                                                ----------     -----------
                                                     5,323           5,758
                                                ----------     -----------

Sold - Class B                                      11,645           9,250
Issued for distributions reinvested - Class B        3,308           2,814
Repurchased - Class B                               (6,730)         (5,252)
                                                ----------     -----------
                                                     8,223           6,812
                                                ----------     -----------

Sold - Class Z                                       1,084             407
Issued for distributions reinvested - Class Z          106               2
Repurchased - Class Z                                 (172)             --
                                                ----------     -----------
                                                     1,018             409
                                                ----------     -----------

(a) Class Z shares were initially offered on July 31, 1995.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 OCTOBER 31, 1996


NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: The Colonial Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and capital growth and, secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class Z. Class A shares are sold with a front-end sales charge; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identifi-cation method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A and Class B service fee and Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, net investment income per share data reflects the service fee applicable to both Class A and Class B shares and the distribution fee applicable to Class B shares only.

Class A and Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to both Class A and Class B shares and by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Funds policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in ex- change rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Funds custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                Average Net Assets                         Annual Fee Rate
                ----------------------------   -----------------------------
                First $50 million                             No charge
                Next $950 million                               0.035%
                Next $1 billion                                 0.025%
                Next $1 billion                                 0.015%
                Over $3 billion                                 0.001%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Funds average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $254,468 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $787,372 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only. The plan also requires the payment of a service fee to the Distributor on Class A and Class B shares as follows:

           Value of shares                                Annual
      outstanding on the 20th of                           Fee
     each month which were issued                          Rate
---------------------------------------                --------------
       Prior to April 1, 1989                              0.15%
      On or after April 1, 1989                            0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Funds Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds assets.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: For the year ended October 31, 1996, purchases and sales of investments, other than short-term obligations, were $459,314,331 and $405,599,664, of which none and $8,071,133, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1996, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation                                 $254,357,907
Gross unrealized depreciation                                  (13,584,133)
                                                              ------------
        Net unrealized appreciation                           $240,773,774
                                                              ============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1996.

NOTE 5.  MERGER INFORMATION
 ...............................................................................
On March 24, 1995, Liberty Financial Growth and Income Fund (LFGIF) was merged into the Fund by a non-taxable exchange of 4,730,303 shares of the Fund (valued at $36,806,337) for the 3,433,000 of LFGIF shares then outstanding. The assets of LFGIF acquired included unrealized appreciation of $1,319,964. The aggregate net assets of the Fund and LFGIF immediately after the merger were $879,529,274.

NOTE 6. FEDERAL INCOME TAX INFORMATION (UNAUDITED)
 ...............................................................................
58% of the ordinary income distributed by the Fund in the year ended October 31, 1996, qualifies for the corporate dividends received deduction.

                            FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                Year ended October 31
                                         ------------------------------------
                                                        1996
                                          Class A      Class B      Class Z
                                         ---------    ---------    ---------
Net asset value -
   Beginning of period                   $   8.940    $   8.930    $   8.940
                                         ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.165        0.097        0.186
Net realized and
 unrealized gain (loss)                      1.183        1.182        1.192
                                         ---------    ---------    ---------
   Total from Investment
      Operations                             1.348        1.279        1.378
                                         ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                  (0.162)      (0.093)      (0.182)
From net realized gains                     (0.636)      (0.636)      (0.636)
                                         ---------    ---------    ---------
 Total Distributions
  Declared to Shareholders                  (0.798)      (0.729)      (0.818)
                                         ---------    ---------    ---------
Net asset value -
  End of period                          $   9.490    $   9.480    $   9.500
                                         =========    =========    =========
Total return (c)                            16.11%       15.27%       16.50%
                                         =========    =========    =========

RATIOS TO AVERAGE NET ASSETS
Expenses                                     1.15%(e)     1.90%(e)     0.91%(e)
Net investment income                        1.82%(e)     1.07%(e)     2.06%(e)
Portfolio turnover                             38%          38%          38%
Average commission rate(g)               $  0.0347    $  0.0347    $  0.0347
Net assets at end of period (000)        $ 759,409    $ 453,468    $  13,555

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.

         FINANCIAL HIGHLIGHTS (a) - CONT.





                                                           Year ended October 31
                                          ---------------------------------------------------------
                                                        1995                             1994
                                          Class A      Class B     Class Z(b)     Class A     Class B
                                         --------     --------     -------       --------    --------
Net asset value -
   Beginning of period                   $  8.060     $  8.050     $ 8.780       $  8.410    $  8.400
                                         --------     --------     -------       --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.200        0.137       0.041          0.171       0.109
Net realized and
 unrealized gain (loss)                     1.393        1.395       0.167         (0.116)     (0.111)
                                         --------     --------     -------       --------    --------
   Total from Investment
      Operations                            1.593        1.532       0.208          0.055      (0.002)
                                         --------     --------     -------       --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.212)      (0.151)     (0.048)        (0.160)     (0.103)
From net realized gains                    (0.501)      (0.501)        --          (0.245)     (0.245)
                                         --------     --------     -------       --------    --------
 Total Distributions
  Declared to Shareholders                 (0.713)      (0.652)     (0.048)        (0.405)     (0.348)
                                         --------     --------     -------       --------    --------
Net asset value -
  End of period                          $  8.940     $  8.930     $ 8.940       $  8.060    $  8.050
                                         ========     ========     =======       ========    ========
Total return (c)                           21.72%       20.84%       2.02%(d)       0.74%     (0.04)%
                                         ========     ========     =======       ========    ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.16%(e)     1.93%(e)    0.93%(e)(f)    1.14%       1.89%
Net investment income                       2.43%(e)     1.66%(e)    2.66%(e)(f)    2.07%       1.32%
Portfolio turnover                            66%          66%         66%            54%         54%
Average commission rate(g)                    --           --          --             --          --
Net assets at end of period (000)        $667,611     $353,831     $ 3,659       $555,275    $264,122

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.  Prior years' ratios are net of benefits received, if any.
(f) Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

         FINANCIAL HIGHLIGHTS (a) - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:





                                                      Year ended October 31
                                           ----------------------------------------------
                                                  1993(b)                 1992(b)
                                            Class A     Class B     Class A     Class B(c)
                                           ---------   ---------   ---------   ----------
Net asset value -
   Beginning of period                     $   7.390   $   7.390   $   7.050   $   7.440
                                           ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.156       0.104       0.173       0.052
Net realized and
 unrealized gain (loss)                        1.293       1.282       0.489      (0.044)
                                           ---------   ---------   ---------   ---------
   Total from Investment
      Operations                               1.449       1.386       0.662       0.008
                                           ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                    (0.147)     (0.094)     (0.185)     (0.058)
From net realized gains                       (0.282)     (0.282)     (0.137)        --
                                           ---------   ---------   ---------   ---------
 Total Distributions
  Declared to Shareholders                    (0.429)     (0.376)     (0.322)     (0.058)
                                           ---------   ---------   ---------   ---------
Net asset value -
  End of period                            $   8.410   $   8.400   $   7.390   $   7.390
                                           =========   =========   =========   =========
Total return (d)                              20.21%      19.38%       9.65%     (0.31)%(e)
                                           =========   =========   =========   =========

RATIOS TO AVERAGE NET ASSETS
Expenses                                       1.10%       1.85%       1.09%       1.84%(f)
Net investment income                          1.94%       1.19%       2.52%       1.77%(f)
Portfolio turnover                               14%         14%         37%         37%
Net assets at end of period (000)          $ 520,706   $ 124,161   $ 413,228   $  15,582

(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3 for 1 stock split effective
    December 10, 1993.
(c) Class B shares were initially offered on May 5, 1992.  Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
  THE COLONIAL FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Colonial Fund (a series of Colonial Trust III) at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1996

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ........... press 1

For account information ............................................. press 2

To speak to a Colonial representative ............................... press 3

For yield and total return information .............................. press 4

For duplicate statements or new supply of checks .................... press 5

To order duplicate tax forms and year-end statements ................ press 6
(February through May)

To review your options at any time during your call  ................ press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAs: Choose from a broad range of retirement plans, including IRAs.





* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for The Colonial Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


The Colonial Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-426-3750 and additional reports will be sent to you.



This report has been prepared for shareholders of The Colonial Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[LOGO] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios


                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            TF-02/940C-1096 M (12/96)



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